Filed with the Securities and Exchange Commission on October 23, 2007

1933 Act Registration File No. 333-17391
1940 Act File No. 811-07959

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. 250	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 252	☒
(Check appropriate box or boxes.)

ADVISORS SERIES TRUST
 (Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Numbers, Including Area Code) (414) 765-6609

Jeanine M. Bajczyk, Esq.
Advisors Series Trust
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copies to:

Julie Allecta, Esq.
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

As soon as practical after the effective date of this Registration Statement
Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on October 28, 2007 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on _____________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _____________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

HIGH POINTE SMALL CAP EQUITY FUND

HIGH POINTE SELECT VALUE FUND

October 28, 2007

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

HIGH POINTE SMALL CAP EQUITY FUND
HIGH POINTE SELECT VALUE FUND

Each a series of Advisors Series Trust

High Pointe Small Cap Equity Fund is a mutual fund that seeks long-term capital appreciation.

High Pointe Select Value Fund is a mutual fund that seeks long-term capital appreciation.

High Pointe Capital Management, LLC (the “Advisor”) is the investment advisor to the Funds.

Table of Contents

An Overview of the Fund	2
Performance	3
Fees and Expenses	5
Investment Objective and Principal Investment Strategies	6
Principal Risks of Investing in the Fund	8
Management of the Fund	9
Your Account with the Fund	10
Dividends and Distributions	19
Tax Consequences	19
Financial Highlights	21
Privacy Notice	23

This Combined Prospectus sets forth basic information about the High Pointe Small Cap Equity Fund and the High Pointe Select Value Fund (each a “Fund” and collectively the “Funds”) that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is October 28, 2007.

AN OVERVIEW OF THE FUNDS

What is each Fund’s Investment Objective?
The investment objective of the High Pointe Small Cap Equity Fund (the “Small Cap Fund”) is long-term capital appreciation.

The investment objective of the High Pointe Select Value Fund (the “Select Value Fund”) is also long-term capital appreciation.

What are each Fund’s Principal Investment Strategies?
Small Cap Fund
The Advisor generally invests the Small Cap Fund’s assets in a limited number of equity securities issued by small companies with market capitalizations between $200 million and $5 billion. Portfolios are diversified across a minimum of 10 industries but concentrated in 30 to 50 stocks.  The Small Cap Fund invests in both value and growth stocks with attention to valuation levels, rather than momentum.

Select Value Fund
The Advisor generally invests the Select Value Fund’s assets in medium-size and large companies whose stocks are considered by the Advisor to be undervalued. The Select Value Fund focuses primarily on companies with market capitalizations between $2 billion and $400 billion. Portfolios are diversified across a minimum of 10 industries but concentrated in 20 to 30 stocks.

What are the Principal Risks of Investing in the Funds?
The value of your investment in each Fund will go up and down as the stocks in the Funds’ portfolios change in price.  The prices of the stocks the Advisor selects may fall.  Also, the stock market may decline suddenly, and for extended periods, adversely affecting the prices of the stocks held by the Funds.
By itself, each Fund is not a complete, balanced investment plan and no fund can guarantee that it will achieve its goal. Accordingly, you could lose money by investing in the Funds.

Who may want to Invest in the Funds?	The Funds may be appropriate for investors who:

—	Have a long-term investment horizon;

—	Want to add an investment with potential for capital appreciation to diversify their investment portfolio;

—	Can accept the greater risks of investing in a portfolio with common stock holdings; and

—	Are not primarily concerned with principal stability.

PERFORMANCE

Small Cap Fund

The bar chart illustrates the Small Cap Fund’s performance from year to year.  The table illustrates the Small Cap Fund’s average annual total return compared with a broad-based market index.  Keep in mind that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 10.48% (quarter ended December 31, 2006) and the lowest return for a calendar quarter was (1.49)% (quarter ended  March 31, 2005).

The year-to-date total return for the Small Cap Fund as of the most recent quarter ended (September 30, 2007) was (6.88)%.

Average Annual Total Return
(as of December 31, 2006)

	1 Year	Since Inception 12/28/2004
Small Cap Fund
Return Before Taxes	11.32%	11.36%
Return After Taxes on Distributions(1)	7.56%	8.51%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.88%	8.18%
Russell 2000 Index(2)	18.37%	10.98%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, taxes or expenses.

Select Value Fund

The bar chart illustrates the Select Value Fund’s performance from year to year.  The table illustrates the Select Value Fund’s average annual total return compared with a broad-based market index.  Keep in mind that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

During the period of time shown in the bar chart, the highest return for a calendar quarter was 9.01% (quarter ended December 31, 2006) and the lowest return for a calendar quarter was (3.78)% (quarter ended March 31, 2005).

The year-to-date total return for the Select Value Fund as of the most recent quarter ended (September 30, 2007) was (4.80)%.

Average Annual Total Return
(as of December 31, 2006)

	1 Year	Since Inception 12/28/2004
Select Value Fund
Return Before Taxes	13.22%	8.90%
Return After Taxes on Distributions(1)	12.62%	8.40%
Return After Taxes on Distributions and Sale of Fund Shares(1)	8.86%	7.39%
Russell 1000 Value Index(2)	22.25%	14.30%

(1)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)
The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, taxes or expenses.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder Fees (fees paid directly from your investment)	Small Cap Fund	Select Value Fund
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee (as a percentage of amount redeemed)[1]	2.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Other Expenses [2]	2.73%	0.41%
Total Annual Fund Operating Expenses	3.73%	1.41%
Less: Expense waiver/reimbursement[3]	-2.58%	-0.41%
Net Annual Fund Operating Expenses	1.15%	1.00%

[1]
The redemption fee applies only to those shares that have been held less than 90 days. The redemption fee is payable to the respective Fund and is intended to benefit the remaining shareholders by reducing the cost of short-term trading. The Funds’ transfer agent charges a $15 fee for wire redemptions.

[2]	These expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on actual amounts for the Funds’ current fiscal year.
[3]
The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that Net Annual Fund Operating Expenses do not exceed 1.15% of average daily net assets of the Small Cap Fund and 1.00% of average daily net assets of the Select Value Fund.  The duration of this contract is indefinite and may be terminated only by the Board of Trustees.  In turn, the Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees it waived and Fund expenses it paid.  The Advisor is permitted to seek reimbursement from the Funds for three years from the date fees were waived or reimbursed.

EXAMPLE

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that each Fund’s operating expenses remain the same.

Please note that the one-year figure below is based on each Fund’s net expenses resulting from the expense limitation agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Small Cap Fund	$117	$365	$633	$1,398
Select Value Fund	$102	$318	$552	$1,225

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Principal Strategy

Small Cap Fund

The investment objective of the Small Cap Fund is to seek long-term capital appreciation.

The Small Cap Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in small cap equity securities. This policy of investing in small cap equity securities may only be changed upon 60 days prior notice to shareholders. The Fund generally invests in a limited number of equity securities issued by small companies with market capitalizations between $200 million and $5 billion. Portfolios are diversified across a minimum of 10 industries but concentrated in 30 to 50 stocks. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of these companies may have limited market liquidity and their prices tend to be more volatile.

Select Value Fund

The investment objective of the Select Value Fund is to seek long-term capital appreciation.

The Select Value Fund invests primarily in common stocks of medium- and large-capitalization companies (companies with a market capitalization between $2 billion and $400 billion at the time of purchase by the Select Value Fund).  However, the Advisor may opportunistically invest, up to 10% of the Select Value Fund in securities with market capitalizations under $2 billion if such securities appear to be attractively priced based on the Advisor’s investment evaluation methods.  Portfolios are diversified across a minimum of 10 industries but concentrated in 20 to 30 stocks.  The Select Value Fund invests mainly in common stocks that, in the opinion of the Advisor, currently trade at prices that are below “fair value” as calculated by the Advisor.

Although both Funds typically do not make significant investments in foreign securities, each Fund reserves the right to invest up to 15% of its assets this way. Foreign securities may be traded on U.S. or foreign markets.

Each Fund is authorized to borrow money from time to time for leveraging in amounts not to exceed 33-1/3% of the value of its total assets at the time of such borrowings.

Funds’ Portfolio Selection Process
The Advisor has developed a competitiveness score factor to measure and incorporate intangibles into a disciplined stock selection process. The investment process features a five-factor model based on:

•	Competitiveness score;

•	Historical industry valuation;
•	Revenue growth potential;
•	Earnings growth expectation; and
•	Market capitalization.

The model is used to identify stocks that appear to be selling below fair value, as calculated by the Advisor, given their characteristics and earnings potential. The Advisor then conducts fundamental analysis on these stocks to create a 20- to 30-stock portfolio for the Select Value Fund and 30- to 50-stock portfolio for the Small Cap Fund.  In both cases, the portfolio is diversified across at least 10 industries.

The Advisor may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Advisor to offer the potential for long-term growth of capital, when another investment opportunity arises that the Advisor believes is more compelling, or to realize gains or limit potential losses.

Portfolio Turnover

The Funds’ annual portfolio turnover rate indicates changes in portfolio investments.  The Advisor will sell a security when appropriate and consistent with the Funds’ investment objectives and policies regardless of the effect on the Funds’ portfolio turnover rate.

Please note that buying and selling securities generally involves some expense to the Funds, such as broker commissions and other transaction costs, and a high turnover rate in any year will result in payment by the Funds of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.   Buying and selling securities could result in payment by shareholders of an ordinary income tax on short-term capital gains or a higher tax on long-term capital gains.

The Funds cannot accurately predict future annual portfolio turnover rates.  Securities may be replaced as they mature; however, the Funds expect that the actual portfolio turnover will be generally less than 100% except in times of significant market volatility or excessive redemption. It may vary substantially from year to year since portfolio adjustments are made when conditions affecting relevant markets, particular industries or individual issues warrant such action.  In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Temporary or Cash Investments
Under normal market conditions, each Fund will stay fully invested according to its principal investment strategies as noted above.  The Funds may, however, temporarily depart from their principal investment strategies by making short-term investments in cash, cash equivalents and/or money market instruments in response to adverse market, economic or political conditions.  This may result in the Funds not achieving their investment objective.

For longer periods of time, a Fund may hold a substantial cash position.  If the market advances during periods when a Fund is holding a large cash position, the Fund may not participate as much as it would have if it had been more fully invested.  To the extent a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks that may adversely affect each Fund’s net asset value or total return have previously been summarized under “An Overview of the Funds.”  These risks are discussed in more detail below.

Management Risk. Management risk means that your investment in a Fund may vary with the effectiveness of the Advisor’s investment strategies and the Advisor’s research, analysis and selection of portfolio securities.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. Market risk means that the market value of a security may move up and down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Small and Medium Companies Risk.  Investing in securities of small and medium-sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.

Equity Risk.  The risks that could affect the value of a Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect the securities market generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment.  Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management.  This risk is greater for small and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Foreign Risk.  Foreign investing poses additional risks such as currency fluctuation and political instability.  Political, social and economic events as well as natural disasters may all impact a country’s economy and cause investments in issues located in that country to decline in value.  Additionally, the value of foreign securities could increase or decrease due to variations in the buying power of U.S. and foreign currencies.

Value Style InvestingRisks.  Different types of equity investment strategies tend to shift in and out of favor depending on market and economic conditions, and the performance resulting from the Select Value Fund’s “value” investment style may sometimes be lower than that of other types of equity funds.

Portfolio Holdings Information

A description of each Fund’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (the “SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  A complete list of the Funds’ portfolio holdings as of each calendar quarter-end is available on the Funds’ website at www.hpfunds.com approximately five to ten business days after the calendar quarter end.  The SAI, Annual and Semi-Annual Reports are available by contacting High Pointe Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-984-1099.

MANAGEMENT OF THE FUNDS

Investment Advisor
High Pointe Capital Management, LLC (the “Advisor”) is the investment advisor to the Funds and provides investment advisory services to the Funds pursuant to an Investment Advisory Agreement between the Advisor and the Trust.  The Advisor’s address is One North LaSalle Street, Suite 2001, Chicago, Illinois, 60602.  The Advisor has provided investment advisory services to individual and institutional accounts since 1997. The Advisor has provided investment advisory services to the Funds since their inception on December 28, 2004 and currently manages $542 million in assets.

The Advisor provides the Funds with advice on buying and selling securities.  The Advisor also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed by the Funds.   For its services, the Advisor is entitled to receive an annual management fee, calculated daily and payable monthly, equal to 1.00% of the average daily net assets of each Fund.  For the fiscal year ended June 30, 2007, the Advisor received 0.58% of the average daily net assets of the Select Value Fund and waived all of its advisory fees with respect to the Small Cap Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisor’s Investment Advisory Agreement will be available in the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended December 31, 2007.

Portfolio Manager

Gautam Dhingra, CFA, is responsible for the day-to-day management of the Funds’ portfolios. He has been portfolio manager since the inception of the Funds.  Mr. Dhingra has been the portfolio manager of High Pointe Capital Management’s small cap and select value products since inception on January 1, 1998.  He is the founder and CEO of the Advisor. Prior to starting High Pointe, Gautam was a partner and investment adviser at Hewitt Associates. He holds a Ph.D. in finance from the University of Florida. He earned his CFA charter in 1987.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Funds.

Fund Expenses
Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Funds to ensure that the net annual fund operating expenses (excluding interest and tax expenses) do not exceed 1.15% of the Small Cap Fund’s average daily net assets and 1.00% of the Select Value Fund’s average daily net assets.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Funds in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Funds toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years from the date the expenses were incurred.  Any such reimbursement will be reviewed by the Trustees.  The Funds must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

YOUR ACCOUNT WITH THE FUNDS

Share Price
Shares of the Funds are sold at net asset value per share (NAV), which is determined by the Funds as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (NYSE) is open for unrestricted business.  However, each Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.  The NYSE is closed on weekends and most national holidays.

Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests.  The NAV is determined by dividing the value of each Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV).  The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.

The Funds’ investments are valued according to market value.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Funds’ Board of Trustees.

Buying Fund Shares
To purchase shares of the Funds, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$10,000	$2,000
Retirement and Tax-Deferred Accounts	$10,000	$2,000

Shares of each Fund may be purchased by check, electronic funds transfer via the Automated Clearing House (“ACH”) network, or by wire transfer of funds through a bank or through one or more brokers authorized by the Funds to receive purchase orders.  Each Fund’s minimum initial investment (as well as subsequent additional investments) depends on the nature of the account as shown in the table above.  For regular accounts, each Fund requires an initial investment of $10,000.  For retirement and other non-taxable accounts (IRAs, SEP-IRAs, pension and profit sharing plans, etc.), each Fund requires an initial investment of $10,000.  Minimum investment amounts may be made in any amount in excess of this amount and may be waived from time to time by each Fund.

Short-term or excessive trading into and out of the Funds may harm performance by disrupting management strategies and by increasing expenses.  Funds that invest in small cap and other types of investments which are not frequently traded, may be targets of market timers.  Accordingly, the Funds may reject your purchase order if in the Advisor’s opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to the Funds, or rejection otherwise would be in the Funds’ best interest.

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program.  As requested on the application, you should provide your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-800-984-1099 if you need additional assistance when completing your application.

If we do not have a reasonable belief of the identity of a shareholder, the application will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Funds may also reserve the right to close the account within five business days if clarifying information/documentation is not received.

Shares of the Funds have not been registered for sale outside of the United States.  The High Pointe Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Timing and Nature of Requests
Your share price will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  Good order means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to the “High Pointe Small Cap Equity Fund” or the “High Pointe Select Value Fund.”  All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will receive the next business day’s NAV.

Methods of Buying

Through a broker-dealer or other financial intermediary
You can purchase shares of the Funds through any broker-dealer or other financial intermediary (sales agent) that has been authorized by the Funds.  These sales agents are further authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf.  A purchase order is deemed received by the Funds when an authorized sales agent, or, if applicable, a sales agent’s authorized designee, receives the request in good order.  Please keep in mind that a sales agent may charge additional fees for its services.

By mail
The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  All purchases must be in U.S. dollars drawn on a domestic financial institution.
To buy shares of the Funds, complete an account application form and send it together with your check for the amount you wish to invest in a Fund to the address below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail High Pointe Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery High Pointe Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By telephone
To make additional investments by telephone in amounts of $2,000 or more, you must check the appropriate box on your account application form authorizing telephone purchases.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-800-984-1099 and you will be allowed to move money from your bank account to your Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may send your account application to the Transfer Agent via mail or overnight delivery.  Upon receipt of your completed application, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund you are purchasing, the account number and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #:  075000022
Credit:  U.S. Bancorp Fund Services, LLC
Account #:  112-952-137
Further Credit:  (name of the Fund)
(your name or the title on the account)
(your account #)

Before sending a wire for an investment, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan
Once your account has been opened with the initial minimum investment, you may make additional purchases at regular intervals through the Automatic Investment Plan.  This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds, on a monthly, bi-monthly, quarterly, or semi-annual basis.  In order to participate in the plan, your financial institution must be a member of the ACH network.  If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account.  To begin participating in the plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-800-984-1099.  Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to effective date.

Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary
If you purchased your shares through a sales agent (e.g., broker-dealer or other financial intermediary), your redemption order must be placed through the same sales agent. The sales agent must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. Eastern time for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.  Please keep in mind that your sales agent may charge additional fees for its services.

By mail
You can redeem shares purchased directly from the Funds by mail.  Send your written redemption request to the Transfer Agent at the address below.  Your request should be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  Be sure to have all shareholders sign the letter.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail High Pointe Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	Overnight Delivery High Pointe Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

A signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $100,000 worth of shares;

•	If the proceeds are sent to any person, address or bank account not on record;

•	A change of address request has been received by the Transfer Agent within the last 15 days;

•	If ownership is changed on your account; or

•	When establishing or modifying certain service on an account.

In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Transfer Agent.   Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public cannot provide a signature guarantee.

By telephone
If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds) you may redeem shares in any amount, by instructing the Funds by phone at 1-800-984-1099.  Unless noted on the initial application, a signature guarantee may be required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

•	That you correctly state the Fund account number;
•	The name in which your account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Systematic Withdrawal Plan

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Plan.  Under the plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis.  In order to participate in the plan, your account balance must be at least $10,000 and each payment should be a minimum of $500.  If you elect this method of redemption, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network directly to your bank account.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  This program may be terminated at any time by the Funds.  You may also elect to terminate your participation in this plan at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Payment of Redemption Proceeds
You may redeem a Fund’s shares at a price equal to the NAV next determined after the Transfer Agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by a Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern time) will be sent on the following business day.  You may have a check sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the ACH network, also to the bank account of record.  Wires are subject to a $15 fee.  There is no charge when proceeds are sent via the ACH system.  Credit is received in your bank account within two days.  In all cases, proceeds will be sent within seven calendar days after the Funds receive your redemption request.

If you purchase shares using a check and soon after request a redemption, the Funds will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).  Furthermore, there are certain times when you may be unable to sell the Funds’ shares or receive proceeds.

Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (2) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of a Fund’s shareholders.

Other Redemption Information

The Funds generally pay sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders) the Funds might pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind).

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of a Fund’s net assets, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net assets in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Tools to Combat Frequent Transactions

The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performances. The Funds’ Board has developed and approved a market timing policy, which take steps to reduce the frequency and effect of these activities in the Funds. These steps include monitoring trading activity, imposing redemption fees and using fair value pricing. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Funds makes efforts to identify and restrict frequent trading, the Funds receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that the Funds believe is consistent with shareholder interests.

Trading Practices
The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Funds’ abilities to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have simultaneous access to the underlying shareholder account information.

In compliance with Rule 22c-2 of the Investment Company Act of 1940, as amended, Quasar, the Funds’ distributor, on behalf of the Funds, has entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediary must, upon request, provide the Funds with certain shareholder and identity trading information so that the Funds can enforce their market timing policies.

Redemption Fees
The Small Cap Fund charges a 2.00% redemption fee and the Select Value Fund charges a 1.00% redemption fee on the redemption of Fund shares held for less than 90 days.  This fee is imposed in order to help offset the transaction costs and administrative expenses associated with the activities of short-term “market timers” that engage in the frequent purchase and sale of Fund shares.  The “first in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.  Redemption fees will not apply to exchanges between the Funds or to shares acquired through the reinvestment of dividends.  Although the Funds have the goal of applying this redemption fee to most such redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Funds to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

Fair Value Pricing
The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service does not provide a valuation (or provides a valuation that in the judgment of the Advisor to the Funds does not represent the security's fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board and are reviewed by the Board. There can be no assurance that the Funds will obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their NAV per share.  Fair value pricing may be applied to non-U.S. securities.  Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Advisor believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.

Exchange Privilege

As a shareholder, you have the privilege of exchanging shares of the Funds for each other. However, you should note the following:

•	You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number;

•	Before exchanging into a Fund, read its prospectus;

•	Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as ordinary income or long-term capital gains depending on the period shares are held;

•
Each Fund reserves the right to refuse exchange purchases by any person or group if, in the Advisor’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected; and

•	Redemption fees will not apply to exchanges between the Funds.

General Transaction Policies
Some of the following policies are mentioned above.  In general, the Funds reserve the right to:

•	Vary or waive any minimum investment requirement;
•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
Reject any purchase request for any reason.  Generally, the Funds do this if the purchase is disruptive to the efficient management of the Funds (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below a Fund’s minimum initial investment requirement due to redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Funds; and
•	Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “Methods of Buying.”

Your broker-dealer or other financial intermediary may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker-dealer or other financial intermediary for details.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make an additional payment of dividends or distributions if they deem it desirable at another time during any year.

All distributions will be reinvested in the respective Fund’s shares unless you choose one of the following options:  (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash.  If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder’s account at a Fund’s then current NAV and to reinvest all subsequent distributions.

TAX CONSEQUENCES

The Funds intend to make distributions of dividends and capital gains.  Dividends are taxable to shareholders as ordinary income or qualified dividend income.  The rate you pay on capital gain distributions will depend on how long the Funds held the securities that generated the gains, not on how long you owned your Fund shares.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  Exchanges are considered a sale and purchase of Fund shares for tax purposes and may be taxed as ordinary income or long-term capital gains, depending on the period shares are held.

By law, the Funds must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Funds to do so.

If you sell your Fund shares, it is considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transaction.

Because everyone’s tax situation is unique, you should consult your own tax advisor concerning the federal, state, local and foreign tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are based on the financial history of the Funds and are intended to help you understand the financial performance of the Funds for the fiscal periods ended June 30, 2007.  Certain information reflects the financial results for a single share of the respective Funds.  The total returns in the table represent the rate that an investor would have earned on an investment in the respective Funds assuming reinvestment of all dividends and distributions.  The fiscal year end information below has been audited by the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report dated June 30, 2007, which is available free of charge upon request.

Small Cap Equity Fund
FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period
	Year Ended June 30, 2007	Year Ended June 30, 2006	December 28, 2004* through June 30, 2005
Net asset value, beginning of period	$10.76	$10.30	$10.00

Income from investment operations:
Net investment income (loss)	0.02 ^	(0.04)^	(0.02	)^
Net realized and unrealized gain on investments	1.78	1.09	0.29
Total from investment operations	1.80	1.05	0.27

Less distributions:
From net realized gain on investments	(1.29)	(0.59)	—
Total distributions	(1.29)	(0.59)	—

Redemption fees retained	0.00 #^	0.00 #^	0.03	^

Net asset value, end of period	$11.27	$10.76	$10.30

Total return	17.71%	10.31%	3.00	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$4,787	$4,243	$2,773
Ratio of expenses to average net assets:
Before expense reimbursement	3.73%	4.14%	9.83	%†
After expense reimbursement	1.15%	1.15%	1.15	%†
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.40)%	(3.35)%	(9.05	)%†
After expense reimbursement	0.18%	(0.36)%	(0.37	)%†
Portfolio turnover rate	58.66%	118.67%	65.41	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.

Select Value Fund
FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period
	Year Ended June 30, 2007	Year Ended June 30, 2006	December 28, 2004* through June 30, 2005
Net asset value, beginning of period	$10.35	$10.21	$10.00

Income from investment operations:
Net investment income	0.03 ^	0.05 ^	0.02	^
Net realized and unrealized gain on investments	1.66	0.23	0.19
Total from investment operations	1.69	0.28	0.21

Less distributions:
From net investment income	(0.04)	(0.01)	—
From net realized gain on investments	(0.22)	(0.13)	—
Total distributions	(0.26)	(0.14)	—

Redemption fees retained	0.00 #^	—	0.00	#^

Net asset value, end of period	$11.78	$10.35	$10.21

Total return	16.37%	2.75%	2.10	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$46,121	$42,279	$8,748
Ratio of expenses to average net assets, including interest expense:
Before expense reimbursement	1.42%	1.63%	3.51	%†
After expense reimbursement	1.01%	1.00%	1.00	%†
Ratio of expenses to average net assets, excluding interest expense:
Before expense reimbursement	1.41%	1.63%	3.51	%†
After expense reimbursement	1.00%	1.00%	1.00	%†
Ratio of interest expense to average net assets	0.01%	—	—
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.12)%	(0.13)%	(2.03	)%†
After expense reimbursement	0.29%	0.50%	0.48	%†
Portfolio turnover rate	41.27%	58.93%	28.19	%‡

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS IS NOT A PART OF THE PROSPECTUS.

Investment Advisor
High Pointe Capital Management, LLC
One North LaSalle Street, Suite 2001
Chicago, Illinois 60602

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Custodian
U.S. Bank, National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

HIGH POINTE SMALL CAP EQUITY FUND
HIGH POINTE SELECT VALUE FUND,
Each a series of Advisors Series Trust
www.hpfunds.com

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)
The SAI of the Funds provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this prospectus by reference.  This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports
The Funds’ annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Funds’ performance during the Funds’ last fiscal year.

The Funds’ SAI is available free of charge on the Funds’ website at www.hpfunds.com.  You can obtain a free copy of the SAI, annual report and semi-annual report, request other information, or make general inquires about the Funds by calling the Funds (toll-free) at 1-800-984-1099 or by writing to:

HIGH POINTE FUNDS
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.hpfunds.com

You can review and copy information including the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Funds are also available:

•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet website at http://www.sec.gov; or
•	For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-07959.)

Statement of Additional Information
October 28, 2007

HIGH POINTE SMALL CAP EQUITY FUND

HIGH POINTE SELECT VALUE FUND

each a series of the Advisors Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated October 28, 2007, as may be revised, of the High Pointe Small Cap Equity Fund and the High Pointe Select Value Fund (each a “Fund” and collectively the “Funds”), each a series of Advisors Series Trust (the “Trust”).  High Pointe Capital Management, LLC (the “Advisor”), is the investment advisor to the Funds.  A copy of the Funds’ Prospectus may be obtained by contacting the Funds at the address or telephone number below.

The Funds’ financial statements for the fiscal year ended June 30, 2007, and the period ended December 31, 2006, are incorporated herein by reference to the Funds’ Annual Report dated June 30, 2007, and Semi-Annual Report dated December 31, 2006.  A copy of the Annual and Semi-Annual Reports may be obtained without charge by calling or writing the Funds as shown below.

High Pointe Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-984-1099

Table of Contents

THE TRUST	2
INVESTMENT OBJECTIVE AND POLICIES	2
MANAGEMENT	16
PORTFOLIO MANAGER	24
PORTFOLIO TRANSACTIONS AND BROKERAGE	27
PORTFOLIO TURNOVER	29
PROXY VOTING POLICY	30
ANTI-MONEY LAUNDERING PROGRAM	31
PORTFOLIO HOLDINGS INFORMATION	32
DETERMINATION OF NET ASSET VALUE	34
PURCHASE AND REDEMPTION OF FUND SHARES	35
TAX MATTERS	36
DIVIDENDS AND DISTRIBUTIONS	38
GENERAL INFORMATION	38
FINANCIAL STATEMENTS	40
APPENDIX “A”	41

THE TRUST

Advisors Series Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on October 3, 1996.  The Trust currently consists of numerous series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Funds and not to any other series of the Trust.

The Trust is registered with the SEC as a management investment company.  Such a registration does not involve supervision of the management or policies of the Funds.  The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Funds commenced operation on December 28, 2004.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of each Fund is to seek long-term capital appreciation. Each Fund is diversified.  Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security.  However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets.  If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers.  Then a fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws.  There is no assurance that the Funds will achieve their objective.  The discussion below supplements information contained in the Funds’ Prospectus as to investment policies of the Funds.

Preferred Stocks

The Funds may invest in preferred stocks.  A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the fixed dividends of a bond and the equity ownership of a common stock.  Unlike common stock, its participation in the issuer’s growth may be limited.  Preferred stock prices tend to fluctuate with changes in interest rates rather than the issuing company’s business prospect.  Preferred stock has priority claim over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

The Funds may invest in convertible securities and warrants.  A convertible security is a fixed-income security (a debt instrument or a preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Funds’ entire investment therein).

Short-Term Investments

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and TimeDeposits.  The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Funds hold instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers.  See “Foreign Investments” below.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Funds may invest a portion of their assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Services, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Investment Company Securities

The Funds may invest in shares of other investment companies.  The Funds may invest in money market mutual funds in connection with their management of daily cash positions. Pursuant to Section 12(d)(1)(F), the Funds currently intend to limit their investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Funds, or their affiliated persons, as a whole.  In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Government Obligations

The Funds may make short-term investments in U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Funds may invest in sovereign debt obligations of foreign countries.  A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.  Emerging market governments could default on their sovereign debt.  Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt.  The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Other Fixed-Income Securities.  Fixed-income securities include traditional debt securities issued by corporations, such as bonds and debentures and debt securities that are convertible into common stock and interests.

Fixed-income securities that will be eligible for purchase by the Funds include investment grade corporate debt securities, those rated BBB or better by S&P or Baa or better by Moody’s.  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

Each Fund reserves the right to invest up to 5% of its assets in securities rated lower than BB by S&P or lower than Baa by Moody’s.  Lower-rated securities generally offer a higher current yield than that available for higher-grade issues.  However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion.  At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such declines will not recur.  The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline proportionately more than a Fund consisting of higher-rated securities.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Funds and increasing the exposure of the Fund to the risks of lower-rated securities.

Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security.  If a security's rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.  The ratings for debt securities are described in Appendix A.

Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.

Foreign Investments and Currencies

The Funds may invest in securities of foreign issuers, provided that they are publicly traded in the United States, including American Depositary Deposits (“ADRs”).

American Depositary Receipts.  ADRs are depositary receipts for foreign securities denominated in U.S. dollars and traded on U.S. securities markets.  These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged.  These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institutions.  Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies.  ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Funds will invest only in securities denominated in U.S. dollars.  For this reason, the value of the Funds’ assets may not be subject to risks associated with variations in the value of foreign currencies relative to the U.S. dollar to the same extent as might otherwise be the case.  Changes in the value of foreign currencies against the U.S. dollar may, however, affect the value of the assets and/or income of foreign companies whose U.S. dollar denominated securities are held by the Funds.  Such companies may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes.  The interest and dividends payable on certain of each Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to each Fund’s shareholders.

Options on Securities

Purchasing Put and Call Options.  Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by the Funds and with respect to various stock indices subject to certain restrictions, not in excess of 5% of each Fund’s total net assets.  Each Fund will engage in trading of such derivative securities exclusively for hedging purposes.

If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options).  Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs.  If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price.  A Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profits that a Fund would realize on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  A Fund generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

Writing Call Options.  A Fund may write covered call options.  A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian).  The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price.  The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period.  If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.”  This is accomplished by buying an option of the same series as the option previously written.  A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Funds.  If a Fund desires to sell a particular security from its portfolios on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option.  A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option.  However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

In addition to covered call options, a Fund may write uncovered (or “naked”) call options on securities, including Exchange Traded Funds (“ETFs”), and indices; however, SEC rules require that the Funds segregate assets on their books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call.  A Fund will comply with guidelines established by the SEC.  Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets.  As a result, there is a possibility that segregation of a large percentage of each Fund’s assets could impede portfolio management of each Fund’s ability to meet redemption requests or other current obligations.

Stock Index Options.  The Funds may also purchase put and call options with respect to the S&P 500 and other stock indices.  Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in each Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Funds will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock.  Accordingly, successful use by the Funds of options on a stock index would be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this were to occur, the Funds would not be able to close out options which they had purchased, and if restrictions on exercise were imposed, the Funds might be unable to exercise an option they hold, which could result in substantial losses to the Funds.  It is the policy of the Funds to purchase put or call options only with respect to an index, which the Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options.  There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  The extent to which the Funds may enter into options transactions may be limited by the Internal Revenue Code of 1986 (the “Code”) requirements for qualification of each Fund as a regulated investment company. See “Dividends and Distributions” and “Taxation.”

Dealer Options.  The Funds may engage in transactions involving dealer options as well as exchange-traded options.  Certain additional risks are specific to dealer options.  While the Funds might look to a clearing corporation to exercise exchange-traded options, if the Funds were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not.  Consequently, the Funds may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it.  Similarly, when the Funds write a dealer option, the Funds may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Funds originally wrote the option.  While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration.  Unless the Funds, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised.  In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option.  With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds.  For example, because the Funds must maintain a secured position with respect to any call option on a security it writes, the Funds may not sell the assets which it has segregated to secure the position while it is obligated under the option.  This requirement may impair the Funds’ ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the Securities and Exchange Commission (the “Commission”) has taken the position that purchased dealer options are illiquid securities.  The Funds may treat the cover used for written dealer options as liquid if the dealer agrees that the Funds may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula.  In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option.  Accordingly, the Funds will treat dealer options as subject to the Funds’ limitation on illiquid securities.  If the Commission changes its position on the liquidity of dealer options, the Funds will change its treatment of such instruments accordingly.

Spread Transactions.  The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded.  The purchase of a spread option gives the Funds the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Funds do not own, but which is used as a benchmark.  The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs.  The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities.  This protection is provided only during the life of the spread options.

Repurchase Agreements

A Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans under the 1940 Act.

When-Issued Securities, Forward Commitments and Delayed Settlements

The Funds may purchase securities on a “when-issued,” forward commitment or delayed settlement basis.  In this event, the Custodian will segregate liquid assets equal to the amount of the commitment in a separate account.  Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment.  In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Funds’ commitment.  It may be expected that the Funds’ net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.  Because the Funds will segregate liquid assets to satisfy its purchase commitments in the manner described, the Funds’ liquidity and the ability of the Advisor to manage them may be affected in the event the Funds’ forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction.  If deemed advisable as a matter of investment strategy, however, the Funds may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Funds on the settlement date.  In these cases the Funds may realize a taxable capital gain or loss.  When the Funds engage in when-issued, forward commitment and delayed settlement transactions, they rely on the other party to consummate the trade.  Failure of such party to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Funds starting on the day the Funds agree to purchase the securities.  The Funds do not earn interest on the securities they have committed to purchase until they are paid for and delivered on the settlement date.

Illiquid Securities

Typically, the Funds may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so called, “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity.  Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund’s books.  A considerable period of time may elapse between the Funds' decision to dispose of such securities and the time when the Funds are able to dispose of them, during which time the value of the securities could decline.

Restricted securities issued pursuant to Rule 144A under the Securities Act of 1933 that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Funds.  However, investing in Rule 144A securities could result in increasing the level of the Funds’ illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

The Funds may lend their portfolio securities in an amount not exceeding one-third of their total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Funds if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to the Funds.  Any loan might be secured by any one or more of the three types of collateral.  The terms of the Funds’ loans must permit the Funds to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Code.

Borrowing.  The Funds are authorized to borrow money from time to time for temporary, extraordinary or emergency purposes, for clearance of transactions and for leveraging amounts not to exceed at any time 33-1/3% of the value of its total assets at the time of such borrowings.  The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of the Funds’ assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Funds’ agreement with its lender, the net asset value per share of the Funds will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Funds did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Short Sales

Currently, the Funds do not engage in short selling, but the Board has authorized them to engage in short selling involving commitments (on a daily marked-to-market basis) not to exceed 20% of their net assets.  In a short sale, the Funds sell a security that they do not own, in anticipation of a decline in the market value of the security.  To complete the sale, the Funds must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer.  The Funds are then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  The Funds are said to have a “short position” in the securities sold until they deliver them to the broker.  The period during which the Funds have a short position can range from one day to more than a year.  Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Funds are required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.  To meet current margin requirements, the Funds are also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by the Funds create opportunities to increase the Funds’ return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since the Funds in effect profit from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Funds’ net asset value per share will tend to increase more when the securities they have sold short decrease in value, and to decrease more when the securities they have sold short increase in value, than would otherwise be the case if they had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Funds may be required to pay in connection with the short sale.  Furthermore, under adverse market conditions the Funds might have difficulty purchasing securities to meet their short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet their short sale obligations at a time when fundamental investment considerations would not favor such sales.

Temporary or Cash Investments

Under normal market conditions, the Funds will stay fully invested according to their principal investment strategies as noted above.  The Funds may, however, temporarily depart from their investment strategies by making short-term investments in cash, cash equivalents and/or money market instruments in response to adverse market, economic or political conditions.  This may result in the Funds not achieving their investment objectives.

For longer periods of time, the Funds may hold a substantial cash position.  If the market advances during periods when the Funds are holding a large cash position, the Funds may not participate as much as it would have if it had been more fully invested.  To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because a Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Investment Restrictions

The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of a Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, the Funds are diversified.  The Funds’ investment objectives are also fundamental.

In addition, the Funds may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Funds may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Funds from engaging in options transactions or short sales;

2.	Act as underwriter (except to the extent the Funds may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest more than 25% of its total net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate unless acquired as a result of ownership of securities (although the Funds may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities; or

6.
Make loans of money (except for through the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Funds and except for repurchase agreements).

The Funds observe the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

1.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that the Funds may borrow money from banks to purchase securities;

2.	Make investments for the purpose of exercising control or management; or

3.
Make any change in its investment policies of investing at least 80% of its net assets under normal circumstances in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.  If the value of the Funds’ holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

MANAGEMENT

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Funds’ investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees*	Other Directorships Held
Independent Trustees
Walter E. Auch (age 86, dob 4/12/1921) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Management Consultant; formerly Chairman, CEO of Chicago Board Options Exchange (CBOE) and President of Paine Webber.	2	Director, Citigroup Funds, Sound Surgical Technologies, LLC and UBS Management.

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees*	Other Directorships Held
James Clayburn LaForce (age 78, dob 12/28/1928) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	2	Director, The Payden & Rygel Investment Group, The Metzler/Payden Investment Group and Arena Pharmaceuticals.
Donald E. O’Connor (age 71, dob 6/18/1936) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Financial Consultant; formerly Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	2	Independent Director, The Forward Funds.
George J. Rebhan (age 73, dob 7/10/1934) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	2	Trustee, E*TRADE Funds.
George T. Wofford III (age 68, dob 10/8/1939) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.	2	None.
Officers of the Trust
Joe D. Redwine (age 60, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Chairman	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC since 1991.	N/A	N/A
Douglas G. Hess (age 40, dob 7/19/1967) 615 E. Michigan Street Milwaukee, WI 53202	President, Treasurer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.	N/A	N/A

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees*	Other Directorships Held
Robert M. Slotky (age 60, dob 6/17/1947) 2020 E. Financial Way Glendora, CA 91741	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 – July 2001).	N/A	N/A
Jeanine M. Bajczyk (age 42, dob 4/16/1965) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Assistant Vice President, Legal Compliance and Administration, U.S. Bancorp Fund Services, LLC since May 2006; Senior Counsel, Wells Fargo Funds Management, LLC May 2005 to May 2006; Associate Counsel, Strong Financial Corporation January 2001 to May 2005.
				N/A	N/A

*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.
**
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment advisor with any other series.

Compensation

The independent trustees receive an annual trustee fee of $32,000 per year with no additional fee for special meetings.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position Independent Trustees	Aggregate Compensation from the Select Value Fund[1]	Aggregate Compensation From the Small Cap Equity Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustee[2]
Walter E. Auch, Trustee	$1,399	$1,227	None	None	$2,626

Donald E. O’Connor, Trustee	$1,599	$1,246	None	None	$2,845

George T. Wofford III, Trustee	$1,455	$1,232	None	None	$2,687

James Clayburn LaForce, Trustee	$1,457	$1,233	None	None	$2,690

George J. Rebhan, Trustee	$1,569	$1,299	None	None	$2,868

Eric M. Banhazl[3], Trustee	None	None	None	None	None
[1]	For the fiscal year ended June 30, 2007.
[2]	There are currently numerous portfolios comprising the Trust. For the fiscal year ended June 30, 2007, trustees’ fees and expenses in the amount of $178,765 was allocated to the Trust.
[3]	Eric M. Banhazl resigned his position as Trustee effective September 12, 2007.

Board Committees

The Trust has four standing committees: The Audit Committee, the Nominating Committee,  the Qualified Legal Compliance Committee (“QLCC”) and the Valuation Committee.  The Audit Committee is comprised of all of the Independent Trustees.  It does not include any interested Trustees.  The Audit Committee typically meets once per year with respect to the various series of the Trust.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee met once with respect to the Funds.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee has not yet met with respect to the Funds.  The Independent Trustees comprise the Nominating Committee.  The Nominating Committee will consider nominees recommended by shareholders.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.    The Nominating Committee did not meet with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”).  An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities).  The QLCC meets as needed.  The QLCC did not meet with respect to the Funds.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the Administrator’s staff who is knowledgeable about the Funds and at least one Trustee.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. The Valuation Committee meets as needed. The Valuation Committee did not meet with respect to the Funds.

Fund Shares Beneficially Owned by Trustees.  As of December 31, 2006, no Trustee, including the Independent Trustees, beneficially owned shares of the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, Over $100,000)		Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Small Cap Equity	Select Value
Walter E. Auch, Independent Trustee	None	None	None
Donald E. O’Connor, Independent Trustee	None	None	None
George T. Wofford III, Independent Trustee	None	None	None
James Clayburn LaForce, Independent Trustee	None	None	None
George J. Rebhan, Independent Trustee	None	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Funds.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of September 30, 2007, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Select Value Fund
Name and Address	% Ownership	Type of Ownership
Charles Schwab Trust Co. Trustee Dreyer Medical Large Cap Value Fund 215 Fremont St. 6th Floor San Francisco, CA 94105-2323	21.40%	Beneficial
NA Bank & Co. PO Box 2180 Tulsa, OK 74101-2180	19.07%	Record
Strafe & Co. FAO McDonald’s Licensees STAB NOIT PO Box 160 Westerville, OH 43086-0160	12.93%	Beneficial
SEI Private Trust Co. Trustee FBO SunTrust One Freedom Valley Dr. Oaks, PA 19456	9.06%	Beneficial
Music & Dance Theatre Chicago D/B/A The Harris Theatre 205 E. Randolph St. Chicago, IL 60601-6530	8.13%	Record
Strafe & Co. FAO McDonald’s Licensees IBNR NOIT PO Box 160 Westerville, OH 43086-0160	7.44%	Beneficial

Small Cap Equity Fund
Name and Address	% Ownership	Type of Ownership
U.S. Bank NA Custodian Gautam Dhingra IRA Rollover 5250 RFD Long Grove, IL 60047-9795	23.78%	Beneficial
National Financial Services, LLC FEBO Kalpana Panchal 31 Lakeside Drive Barrington, IL 60010-5331	20.33%	Beneficial
Brian Caffarelli 100 Half Day Rd. Lincolnshire, IL 60069-3258	19.41%	Record

*
As of  September 30, 2007, U.S. Bank NA Cust. Gautam Dhingra (“Dhingra”) may be deemed to control the Small Cap Equity Fund by virtue of owning more than 25% of the outstanding shares of such Fund.  Dhingra owned of record and beneficially owned directly 30.25% of the shares of the Small Cap Equity Fund.    Through the exercise of voting rights with respect to shares of the Fund, the controlling person set forth above may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

As of December 31, 2006, the Trustees and Officers of the Trust as a group did not own any shares of the Funds.

As of the date of this SAI, there were no principal shareholders nor control persons of the Funds and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds.  Furthermore, neither the Trustees who are “not interested” persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor.  Accordingly, neither the Trustees who are “not interested” persons of the Funds nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Distributor or any of their affiliates.

The Advisor

High Pointe Capital Management, LLC, One North LaSalle Street, Suite 2001, Chicago, Illinois, 60602, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Funds.  Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with such investment advice and supervision, as it deems necessary for the proper supervision of the Funds’ investments.  The Advisor also continuously monitors and maintains the Funds’ investment criteria and determines from time to time what securities may be purchased by the Funds.

After the initial two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Funds an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of a Fund’s average daily net assets specified in the Prospectus.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by each Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table (the “expense cap”).  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board of Trustees’ subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.

For the period indicated below, the Funds paid the following fees to the Advisor:

Select Value Fund

Advisory Fees Paid during fiscal years ended June 30,

	2007	2006	2005
Fees Accrued	$474,919	$284,807	$29,460
Fees Waived and Expense Absorbed by Advisor	$197,250	$180,296	$75,247
Net Advisory Fee Paid	$277,669	$104,511	$0

Small Cap Equity Fund

Advisory Fees Paid during fiscal years ended June 30,

	2007	2006	2005
Fees Accrued	$44,139	$39,917	$8,409
Fees Waived and Expenses Absorbed by Advisor	$114,242	$119,705	$73,985
Net Advisory Fee Paid	$0	$0	$0

PORTFOLIO MANAGER

Mr. Gautam Dhingra is the portfolio manager responsible for the day-to-day management of the Funds. The following table shows the number of other accounts managed by Mr. Dhingra and the total assets in the accounts managed within various categories as of June 30, 2007.

			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	2	$51.0 million	0	$0
Other Pooled Investments	6	$17.2 million	0	$0
Other Accounts	117	$480.3 million	4	$186.9 million

Material Conflict of Interest.  The portfolio manager who has day-to-day management responsibilities with respect to other accounts may be presented with potential or actual conflicts of interest.

The management of other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Funds and/or other accounts.  In approving the Advisory Agreement, the Board of Trustees was satisfied that the portfolio manager would be able to devote sufficient attention to the management of the Funds, and that the Advisor seeks to manage such competing interests for the time and attention of the portfolio manager.

B-25

With respect to securities transactions for the Funds, the Advisor determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction.  Buy and sell transactions are considered simultaneously for each Fund and other accounts based on a model portfolio.  Transactions in all accounts, including each Fund, are typically blocked and traded on a rotational basis by platform.  Allocation is typically done on a pro-rata basis.  The Funds and client accounts are not invested in thinly traded or illiquid securities; therefore there would not be a conflict in fulfilling investment opportunities.

Compensation. The portfolio manager receives an annual salary in cash and profit sharing in proportion to his ownership of the firm.  The portfolio manager owns an 80% interest in the Advisor.  The portfolio manager’s salary is comparable to other managers that manage similar type funds.  The portfolio manager does not have a deferred compensation plan or a retirement plan and compensation is not determined based upon Fund assets or performance.

Securities Owned in the Funds by Portfolio Manager.  As of June 30, 2007, the portfolio manager owned the following securities in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)		Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
	Select Value Fund	Small Cap Equity Fund
Gautam Dhingra	$500,001 to $1,000,000	Over $1,000,000	Over $1,000,000

Service Providers

Pursuant to an Administration Agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), acts as administrator for the Funds.  The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements.

For the period indicated the Funds paid the following fees to the Administrator:

Select Value Fund

Administrator Fees Paid during fiscal year ended June 30,

2007	2006	2005
$56,990	$39,443	$15,123

Small Cap Equity Fund

Administrator Fees Paid during fiscal year ended June 30,

2007	2006	2005
$29,999	$29,999	$15,123

U.S. Bank, National Association, an affiliate of USBFS, is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania, 19103 is the independent registered public accounting firm for the Funds whose services include auditing the Funds’ financial statements and the performance of related tax services.

Paul, Hastings, Janofsky & Walker LLP (“Paul Hastings”), 55 Second Street, 24th floor, San Francisco, California, 94105, is counsel to the Funds and provides counsel on legal matters relating to the Funds.  Paul Hastings also serves as independent legal counsel to the Board of Trustees.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the  “Distribution Agreement”) with Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of the Funds’ shares.  The offering of the Funds’ shares is continuous.  The Distributor, Administrator, Transfer Agent and Custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds’ portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Funds also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere.  Dealers and underwriters usually act as principal for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use their reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Funds, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by the NASD.

While it is the Funds’ general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as it is defined in Section 28(e) of the Securities Exchange Act of 1934 to the Funds or to the Advisor, even if the specific services are not directly useful to the Funds and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts that may be managed or advised by the Advisor.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Funds and one or more of such client accounts.  In such event, the position of the Funds and such client accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seeks to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Funds.  However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers.

For the period indicated below, the Funds paid the following in brokerage commissions:

Select Value Fund

Aggregate Brokerage Commissions Paid during fiscal year ended June 30,

2007	2006	2005
$31,329	$39,598	$7,002

Small Cap Equity Fund

Aggregate Brokerage Commissions Paid during fiscal year ended June 30,

2007	2006	2005
$3,119	$6,156	$3,699

The brokerage fee increases between 2005 and 2006 were due to increases in net assets which resulted in an increased number of transactions.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions.

Select Value Fund

Portfolio Turnover During Fiscal Year Ended June 30,

2007	2006	2005
41.27%	58.93%	28.19%

Small Cap Equity Fund

Portfolio Turnover During Fiscal Year Ended June 30,

2007	2006	2005
58.66%	118.67%	65.41%

The Fund did not experience an increase in its portfolio turnover rate.  The portfolio turnover rate for period ending June 30, 2005 represents only a six month period.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Funds which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Funds and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) which underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Funds and that the Advisor will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds.

Philosophy.  In order to meet voting responsibilities in a timely and consistent manner, the Advisor has subscribed to Institutional Shareholder Services (ISS), an unaffiliated third party, to provide in-depth analysis of shareholder meeting agendas, vote recommendations, voting, and record keeping.  The Advisor does not consider ISS recommendations to be the final word. The Advisor, in absence of additional information, defaults to ISS (an objective third party) voting recommendations. The Advisor, however, retains the authority to vote in the best interest of the Funds if (1) the Advisor determines a vote different from ISS serves the interests of the Funds better, or (2) a conflict of interest is determined to exist.

Procedures.  Once the Advisor is notified of outstanding proxies by ISS, the custodian, or other source, the Advisor reviews the proposals alongside with ISS recommendations and Advisor guidelines during the week preceding the week the votes are to be submitted.  The notifications on the proxy proposals may be consolidated as often as weekly during peak times and at minimum monthly during off-peak times.

Advisor guidelines on specific issues.  The Advisor has guidelines as to how it usually votes on certain issues. These guidelines use the ISS guidelines as a basis.  However, these guidelines are not strict rules. Each vote is ultimately cast on a case-by-case basis, taking into consideration relevant facts and circumstances available to the Advisor at the time of the vote.

Conflicts of Interest.  The Adviser’s proxy voting policies and procedures are designed to ensure that proxies are properly voted and any material conflicts are resolved in the best interests of the Funds. Each proxy is reviewed by a member of the investment team. If a material conflict between the Advisor’s interests and those of the Funds is discovered, the Advisor will vote based on the recommendation of ISS, an independent third-party provider of proxy services.

The Advisor will use whatever means necessary to make a decision that is based on the Funds’ best interest and not the product of the conflict.

Limitations. Under certain circumstances, the Advisor may not vote proxies. Examples of such situations include the following:

•	If the Advisor believes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant
•	If the Advisor believes that the cost of voting outweighs the likely benefit from the vote.
•	If securities are part of a securities lending program, and the Advisor believes that the matters being voted on are not significant enough to deserve recalling the securities

Responsibility. The day-to-day responsibility for administering and overseeing the proxy voting process lies with the investment team of the Advisor. Decisions as to how proxies should be voted are made by the Portfolio Manager or a designated member of the investment team.

Recordkeeping. ISS retains records of all proxies voted upon by the Advisor.  The records include the security name, number of shares, issue initiation, ISS recommendation and voting decision.  Despite transferring all proxies to ISS, occasionally, the Advisor receives a proxy directly.  In these cases, the Advisor votes by the same methodology and keeps a log of all proxies voted outside the ISS platform.

At minimum, Advisor will retain the following for a period of five years:

•	Voting records on each vote cast by Advisor on behalf of the Funds (through ISS)
•	Copy of any and all documents created by the Advisor that is material to the decision making process on voting a proxy.

Disclosure of Vote. Shareholders can obtain information on how each Fund’s proxies were voted.  Requests for such information should be directed to:

High Pointe Funds
c/o U.S. Bancorp Fund Services
P.O. Box 701
Milwaukee, WI  53201-0701
1-800-984-1099

The Trust is required to annually file Form N-PX, which lists the Funds’ complete proxy voting record for the 12-month period ending June 30.  The Funds’ proxy voting record is available without charge, upon request, by calling toll-free 1-800-984-1099 and on the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Advisor and the Funds maintain portfolio holdings disclosure policies (the “Policies”) that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Funds. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  A complete list of the Funds’ portfolio holdings as of each calendar quarter-end is available upon request approximately five to ten business days after the calendar quarter end by calling 1-800-984-1099.

Pursuant to the Funds’ portfolio holdings disclosure policies, information about the Funds’ portfolio holdings is not distributed to any person unless:

▪	The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;

▪
The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to USBFS and the Trust’s Board of Trustees, attorneys, auditors or accountants;

▪	The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or

▪	The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.

Certain of the persons listed above receive information about the Funds’ portfolio holdings on an ongoing basis.  The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders. These persons are:

▪	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

▪
Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Wilshire & Associates, Inc.; Thomson Financial; Citigate Financial Intelligence; and Interactive Data Corporation, all of which currently receive such information between the fifth and tenth business day of the month following the end of a calendar quarter; or

▪
Internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: USBFS; the Trust’s Board of Trustees; and the Trust’s attorneys and accountants (currently Tait, Weller & Baker LLP), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above are made with the approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Funds’ Policies.

The Board exercises continuing oversight of the disclosure of the Funds’ portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Funds and their service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering  whether to approve any amendment to these Policies.  The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.

Neither the Advisor nor the Funds may receive compensation in connection with the disclosure of information about Fund portfolio securities.  In the event of a conflict between the interests of the Funds and the interests of the Advisor or an affiliated person of the Advisor, the Chief Compliance Officer (“CCO”) of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Funds, and shall report such determination to the Advisor’s Board of Directors and to the Funds’ Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed:  Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Funds or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, in accordance with the Policies, when the Funds have a legitimate business purpose and the third party recipient is subject to a confidentiality agreement.  Currently, the Funds do not disclose portfolio holdings information not publicly available to any additional parties.

In no event shall the Advisor, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There can be no assurance that the Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Funds’ shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Funds outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Select Value Fund

$46,120,584	=	$11.78
3,916,063

Small Cap Equity Fund

$4,786,562	=	$11.27
424,777

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and asked prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ prospectus. Shares of the Funds are sold without a sales charge at the next price calculated after receipt of an order for purchase.  In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares.  However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)s or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or its operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Funds within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which disposal by the Funds of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Redemption in Kind.  The Funds do not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount.  Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net assets, the Funds have the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of a Fund’s net assets in securities instead of cash.

TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes.  Each Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  The Funds’ policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.  If the Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.  To avoid the excise tax, each Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Funds paid no federal income tax.

Net investment income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Funds.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or qualified dividend income.  For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividend income currently eligible for taxation at long-term capital gain rates to the extent a Fund designates the amount distributed as a qualifying dividend and certain holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Funds designate the amount distributed as a qualifying dividend.  This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year.  In view of the Funds’ investment policies, it is expected that dividends from domestic corporations will be part of the a Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends- received deduction for corporate shareholders.  However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held.  Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph.  Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss.  Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.

DIVIDENDS AND DISTRIBUTIONS

The Funds will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Funds from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board.  The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Funds also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Funds may realize from transactions involving investments held less than the period required for long- term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income.  If during any year the Funds realizes a net gain on transactions involving investments held more than the period required for long-term gain or loss recognition or otherwise producing long-term capital gains and losses, the Funds will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s net asset value per share on the date paid by the amount of the dividend or distribution per share.  Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

GENERAL INFORMATION

The Trust’s Declaration of Trust (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds.  Each share represents an interest in the Funds proportionately equal to the interest of each other share.  Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Funds, the Trust may offer more than one class of shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Currently, the Funds have only one class of shares.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares have no pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.  No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights.  Shares, when issued, are fully paid and non-assessable, except as set forth below.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

The Annual Report for the Funds for the fiscal year ended June 30, 2007, is a separate document supplied upon request and the financial statements and accompanying notes of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX “A”

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues.  The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA -- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA --very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

—	Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

—	Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

—	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

—	SP-2 Satisfactory capacity to pay principal and interest.

—	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

—
MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

—	MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

—
MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

—
MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

PART C

ADVISORS SERIES TRUST

(High Pointe Small Cap Equity Fund
High Pointe Select Value Fund)

OTHER INFORMATION

Item 23.  Exhibits

(a)
Agreement and Declaration of Trust dated October 3, 1996 was previously filed with the Registration Statement on Form N-1A (File No. 333-17391) on December 6, 1996 and is incorporated herein by reference.

(b)
Amended and Restated Bylaws dated June 27, 2002, were previously filed with Registrant’s Post-Effective Amendment No. 113 to its Registration Statement on Form N-1A (File No. 333-17391) on January 28, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreement is filed herewith.

(e)	Distribution Agreement is filed herewith.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)
Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 222 to its Registration Statement on Form N-1A (File No. 333-17391) on June 28, 2006, and is incorporated herein by reference.

(h)	Other Material Contracts

(i)
Fund Administration Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 222 to its Registration Statement on Form N-1A (File No. 333-17391) on June 28, 2006, and is incorporated herein by reference.

(ii)
Transfer Agency Service Agreement was previously filed with Registrant’s Post-Effective Amendment No. 222 to its Registration Statement on Form N-1A (File No. 333-17391) on June 28, 2006 and is incorporated herein by reference.

(iii)
Fund Accounting Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 222 to its Registration Statement on Form N-1A (File No. 333-17391) on June 28, 2006, and is incorporated herein by reference.

(iv)	Operating Expenses Limitation Agreement is filed herewith.

(v)
Power of Attorney was previously filed with Registrant’s Post Effective Amendment No. 152 to its Registration Statement on Form N-1A (File No. 333-17391) on July 29, 2004, and is incorporated herein by reference.

(vi)	Form of Shareholder Servicing Plan is not applicable.

(i)	Opinion of Counsel is not applicable.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	Code of Ethics

(i)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 173 to its Registration Statement on Form N-1A (File No. 333-17391) with the SEC on January 28, 2005, and is incorporated herein by reference.

(ii)
Code of Ethics for the Adviser was previously filed with Registrant’s Post-Effective Amendment No. 197 to its Registration Statement on Form N-1A (File No. 333-17391) with the SEC on October 28, 2005 and is incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust, Article VI of Registrant’s Bylaws and Paragraph 6 of the Distribution Agreement.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26.  Business and Other Connections of the Investment Adviser

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated February 26, 2007.  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 27.  Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Kensington Funds
AIP Alternative Strategies Funds	Keystone Mutual Funds
AIP Variable Insurance Trust	Kiewit Investment Fund, LLLP
Allied Asset Advisors Funds	Kirr Marbach Partners Funds Inc
Alpine Equity Trust	LKCM Funds
Alpine Income Trust	M.D. Sass Tax Advantaged Bond Strategy Trust
Alpine Series Trust	Masters Select Fund Trust
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	Monetta Fund, Inc.
Brazos Mutual Funds	Monetta Trust
Bridges Investment Fund, Inc.	MP63 Fund Inc.
Buffalo Balanced Fund Inc.	Nicholas Equity Income Fund Inc.
Buffalo Funds	Nicholas Family of Funds Inc.
Buffalo High Yield Fund Inc.	Nicholas Fund, Inc.
Buffalo Large Cap Fund Inc.	Nicholas High Income Fund, Inc.
Buffalo Small Cap Fund Inc.	Nicholas II, Inc.
Buffalo USA Global Fund Inc.	Nicholas Ltd Edition, Inc.
Country Mutual Funds Trust	Nicholas Money Market Fund, Inc.
Cullen Funds Trust	Permanent Portfolio Family of Funds Inc.
Everest Funds	Perritt Funds Inc.
Fairholme Funds Inc.	Perritt Microcap Opportunities Fund Inc.
FFTW Funds, Inc.	PRIMECAP Odyssey Funds
First American Funds Inc.	Professionally Managed Portfolios
First American Investment Funds Inc.	Prospector Funds, Inc.
First American Strategy Funds Inc.	Prudent Bear Funds, Inc.
Fort Pitt Capital Funds	Purisima Funds
Glenmede Fund Inc.	Quaker Investment Trust
Glenmede Portfolios	Rainier Investment Management Mutual Funds
Greenspring Fund Inc.	Rockland Funds Trust
Guinness Atkinson Funds	Summit Mutual Funds Inc.
Harding Loevner Funds Inc.	Thompson Plumb Funds Inc.
Hennessy Funds Trust	TIFF Investment Program Inc.
Hennessy Funds, Inc.	Trust for Professional Managers
Hennessy Mutual Funds, Inc.	Underlying Funds Trust
Hotchkis & Wiley Funds	USA Mutuals
Intrepid Capital Management Funds Trust	Wexford Trust
Jacob Internet Fund Inc.	Wisconsin Capital Funds, Inc.
Jensen Portfolio	WY Funds
Julius Baer Investment Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Andrew Strnad	Secretary	None
Joe Redwine	Board Member	Chairman
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)           Not applicable.

Item 28.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	High Pointe Capital Management, LLC One North LaSalle Street, Suite 2001 Chicago, Illinois 60602
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street, 4th Floor Milwaukee, Wisconsin 53202

Item 29.  Management Services Not Discussed in  Parts A and B.

Not Applicable.

Item 30.  Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement on Form N-1A of Advisors Series Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 23rd day of October, 2007.

ADVISORS SERIES TRUST

By:/s/ Douglas G. Hess                                              *
Douglas G. Hess
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-1A of Advisors Series Trust has been signed below by the following persons in the capacities and on October 23, 2007.

Signature	Title
/s/ Walter E. Auch *
Walter E. Auch	Trustee

/s/ Donald E. O’Connor *	Trustee
Donald E. O’Connor

/s/ George T. Wofford III *	Trustee
George T. Wofford III

/s/ George J. Rebhan *	Trustee
George J. Rebhan

/s/ James Clayburn LaForce*	Trustee
James Clayburn LaForce

/s/ Douglas G. Hess	Treasurer and Principal Financial and Accounting Officer
Douglas G. Hess

* /s/ Douglas G. Hess Douglas G. Hess Attorney-in-Fact pursuant to Power of Attorney.

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX.99.d.
Distribution Agreement	EX.99.e.
Operating Expenses Limitation Agreement	EX.99.h.iv.
Consent of Independent Registered Public Accounting Firm	EX.99.j.